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                                                                   Exhibit 10.24

                       SIXTH AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------

     THIS SIXTH AMENDMENT TO LOAN AGREEMENT (herein called this "Amendment") is made as of the 26th day of April, 2001 by and among Western Gas Resources, Inc. ("Borrower"), and Bank of America, N.A. ("Agent"), and the Lenders under the Loan Agreement referred to below.

                                 W I T N E S S E T H:

     WHEREAS, Borrower, Agent, and Lenders have entered into that certain Loan Agreement dated as of April 29, 1999 (as amended, restated, or supplemented to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders made and became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent, and Lenders desire to amend the Original Agreement for the purposes described herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                 ARTICLE I.

                          Definitions and References
                          --------------------------

     (S) 1.I.    Defined Terms.  Unless the context otherwise requires or unless
                 -------------
          otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment. As used herein, the following terms shall have the following meanings:

     "Amendment" means this Sixth Amendment to Loan Agreement.
      ---------

     "Loan Agreement" means the Original Agreement as amended by this Amendment.
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                                 ARTICLE II.

                                 Amendment
                                 ---------

     (S) 2.1. The definition of "Tranche A Maturity Date" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

               "'Tranche A Maturity Date' means April 26, 2002."
               -------------------------


                                 ARTICLE III.

                          Conditions of Effectiveness
                          ---------------------------

     (S) 3.II. Effective Date.  This Amendment shall become effective as of the
               --------------
date first above written when, and only when, (i) Agent shall have received for the pro rata distribution to each Lender in accordance with each Lender's Percentage Share of the Tranche A Commitment, an amendment fee in the amount of $83,333.34 in immediately available funds, and (ii) Agent shall have additionally received all of the following:

          (1) This Amendment, duly authorized, executed and delivered by Borrower, Agent, and each Lender, and in form and substance satisfactory to Agent.

          (2) A certificate of a duly authorized officer of Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness; and (ii) as to such other corporate matters as Agent shall deem necessary.

          (c) Payment of fees and disbursements of Thompson & Knight L.L.P. relating to this Amendment and the Loan Agreement as provided in the Loan Agreement.

          (d) Agent shall have additionally received such other documents as Agent may reasonably request.


                                  ARTICLE IV.

                        Representations and Warranties
                        ------------------------------

     (S) 4.I.  Representations and Warranties of Borrower.  In order to induce
               ------------------------------------------
each Lender to enter into this Amendment, Borrower represents and warrants on the date hereof and as of the Effective Date to each Lender that:

          (1) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof (except as

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     such representations and warranties have been modified by the transactions contemplated herein).

          (2) Borrower is duly authorized to execute and deliver this Amendment and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment.

          (3) The execution and delivery by Borrower of this Amendment, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment.

          (4) When duly executed and delivered, this Amendment, the Loan Agreement, and each other Loan Document, as affected hereby, will be a legal and binding obligation of each Related Person that is a party hereto and thereto enforceable against such Related Person in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

          (5) The audited Consolidated financial statements of Borrower dated as of December 31, 2000 fairly present the Consolidated financial position at such date of Borrower and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such
     date for Borrower.   Copies of such financial statements have heretofore
     been delivered to Agent. Since December 31, 2000, no material adverse change has occurred in the financial condition or business or in the Consolidated financial condition or business of Borrower.


                                  ARTICLE V.

                                 Miscellaneous
                                 -------------

     (S) 5.I.  Ratification of Agreements.  The Original Agreement as hereby
               --------------------------
amended is hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of

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Lenders under the Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Notes, or any other Loan Document.

     (S) 5.II.  Survival of Agreements.  All representations, warranties,
                ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

     (S) 5.III. Loan Documents.  This Amendment is a Loan Document, and all
                --------------
provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

     (S) 5.IV.  Governing Law.  This Amendment shall be governed by and
                -------------
construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     (S) 5.V.   Counterparts.  This Amendment may be separately executed in
                ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              WESTERN GAS RESOURCES, INC.


                              By:________________________________
                                 Name:
                                 Title:
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                              BANK OF AMERICA, N.A., as Agent and Lender



                              By:________________________________
                                 Name:
                                 Title:
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                              SOCIETE GENERALE SOUTHWEST AGENCY, a Lender



                              By:________________________________
                                 Name:
                                 Title:
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                              ABN AMRO BANK N.V., a Lender



                              By:________________________________
                                 Name:
                                 Title:


                              By:________________________________
                                 Name:
                                 Title:
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                              CREDIT LYONNAIS NEW YORK BRANCH, a Lender



                              By:________________________________
                                 Name:
                                 Title:
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                              FLEET NATIONAL BANK, a Lender



                              By:________________________________
                                 Name:
                                 Title:
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                              UNION BANK OF CALIFORNIA, N.A., a Lender



                              By:________________________________
                                 Name:
                                 Title:


                              By:________________________________
                                 Name:
                                 Title:
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                              BANK ONE, NA, a Lender



                              By:________________________________
                                 Name:
                                 Title:
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                              U.S. BANK NATIONAL ASSOCIATION,
                              a Lender



                              By:________________________________
                                 Name:
                                 Title:
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                             CONSENT AND AGREEMENT
                             ---------------------

     Each of the undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, and (ii) ratifies and confirms its respective Guaranty dated as of April 29, 1999 made by it in favor of Agent for the benefit of each Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

Date:  April 26, 2001

                              MIGC, INC.

                              WESTERN GAS RESOURCES TEXAS, INC.

                              MOUNTAIN GAS RESOURCES, INC.

                              LANCE OIL & GAS COMPANY, INC.

                              WESTERN GAS WYOMING, L.L.C.



                              By:_________________________________
                                 Name:
                                 Title:


                             CONSENT AND AGREEMENT
                             ---------------------

     The undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, and (ii) ratifies and confirms its Guaranty dated as of October 14, 1999 made by it in favor of Agent for the benefit of each Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

Date:  April 26, 2001

                              MGTC, INC.



                              By:_________________________________
                                 Name:
                                 Title: